                                                                    EXHIBIT 10.1

                             STOCKHOLDER'S AGREEMENT

      This STOCKHOLDER'S AGREEMENT (this "Agreement") is made and entered into as of November 16, 2004, by and between CTS Corporation, an Indiana corporation ("Parent") and Thomas M. Wheeler Trust U/T/D 4/9/86, a stockholder of SMTEK International, Inc., a Delaware corporation (the "Company"), ("Stockholder"").

                                    RECITALS

      A. Concurrently with the execution of this Agreement, Parent, Cardinal Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger, dated the date hereof (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), which provides for the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware. Following the Merger, the Company will continue as the surviving corporation. In the Merger, each issued and outstanding share of Company Common Stock (as defined in the Merger Agreement), other than Dissenting Shares (as defined in the Merger Agreement) and any shares of Company Common Stock owned by Parent or any direct or indirect subsidiary of Parent or held in the treasury of the Company, will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement) as provided in the Merger Agreement.

      B. As of the date hereof, Stockholder is the beneficial owner of (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and has the sole right to vote and dispose of such number of shares of Company Common Stock (the "Shares") listed on Schedule A attached hereto.

      C. Stockholder is entering into this Agreement as a material inducement and consideration to each of Parent and Merger Sub to enter into the Merger Agreement.

      NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

      1. Definitions. Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the meanings ascribed to such terms in the Merger Agreement.

            (a) "Termination Date" means the earlier to occur of (i) the Effective Time; and (ii) the termination of the Merger Agreement in accordance with its terms.

            (b) "Transfer" with respect to any security means to directly or indirectly: (i) sell, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

      2. Representations and Warranties of Stockholder. Subject to the limitations and covenants on Schedule B hereto, Stockholder hereby represents and warrants to Parent as follows:

            2.1 Authority; Enforceability. Stockholder has the capacity or requisite corporate power and authority, as applicable, to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder, and, assuming the due authorization, execution and delivery by Parent, constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and subject to general equity principles.

            2.2 Noncontravention; Consents. The execution and delivery of this Agreement by Stockholder does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement by Stockholder will not, (i) conflict with the certificate of incorporation or by-laws (or comparable organizational documents) of Stockholder, if applicable, (ii) result in any breach, violation or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or creation or acceleration of any obligation or right of a third party or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Stockholder, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or other authorization applicable to Stockholder, or its respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, conflict with or violate any judgment, order, decree or Law applicable to Stockholder, or its respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that, individually or in the aggregate, would not materially impair the ability of Stockholder to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity or any third party is required by Stockholder in connection with the execution and delivery of this Agreement by Stockholder or the consummation by Stockholder of the transactions contemplated hereby, except for the filing with the SEC of such reports under Section 13(a), 13(d), 15(d) or 16(a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and such consents, approvals, orders, or authorizations the failure of which to be made or obtained, individually or in the aggregate, would not materially impair the ability of Stockholder to consummate the transactions contemplated by this Agreement.

            2.3 Shares Owned. As of the date hereof, Stockholder is the sole record and beneficial owner of the Shares free and clear of any Liens. Stockholder holds exclusive power to vote the Shares. The foregoing is subject to the limitations and covenants set forth on Schedule B hereto.

      3. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows:

            3.1 Authority; Enforceability. Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent, and, assuming the due authorization, execution and delivery by the Stockholders, constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and subject to general equity principles.

            3.2 Noncontravention; Consents. The execution and delivery of this Agreement by Parent does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement by Parent will not, (i) conflict with the certificate of incorporation or by-laws of

Parent, (ii) result in any breach, violation or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or creation or acceleration of any obligation or right of a third party or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or other authorization applicable to Parent or its properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, conflict with or violate any judgment, order, decree or Law applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that, individually or in the aggregate, would not materially impair the ability of Parent to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity or any third party is required by Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby, except for the filing with the SEC of such reports under Section 13(a), 13(d), 15(d) or 16(a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and such consents, approvals, orders, or authorizations the failure of which to be made or obtained, individually or in the aggregate, would not materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

      4. Agreement to Vote.

            4.1 Voting. (a) Subject to the limitations and covenants on Schedule B hereto, Stockholder hereby covenants and agrees that, prior to the Termination Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, and in any action taken by the written consent of stockholders of the Company without a meeting, Stockholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent or cause to be voted or consented the Shares:

            (i) in favor of the adoption and approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and, to the extent that a vote is solicited in connection with this Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

            (ii) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent to the Closing under the Merger Agreement, against the approval of such action, agreement or proposal; and

            (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the Merger, including, without limitation, any Company Takeover Proposal or Superior Proposal.

            (b) Prior to the Termination Date, Stockholder will not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with any provision of this Section 4.1.

            4.2 Irrevocable Proxy. Subject to the limitations and covenants on Schedule B hereto, contemporaneously with the execution of this Agreement, Stockholder will deliver to Parent a proxy with respect to Stockholder's Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the "Proxy"), except that the Proxy shall be automatically revoked upon termination of this Agreement in accordance with its terms.

            4.3 Transfer and Other Restrictions. Subject to the limitations and covenants on Schedule B hereto,

            (a) From the date hereof until the Termination Date, Stockholder agrees not to, directly or indirectly:

            (i) Transfer any or all of the Shares or any interest therein;

            (ii) grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares, except as provided in this Agreement; or

            (iii) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

            (b) Stockholder agrees with, and covenants to, Parent that Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares.

            4.4 Adjustments. Subject to the limitations and covenants on Schedule B hereto,

            (a) In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock or other securities of the Company on, of or affecting the Shares, or the like, or any other action that would have the effect of changing Stockholder's ownership of the Company's capital stock or other securities or (ii) Stockholder becomes the beneficial owner of any additional capital stock of the Company or other securities of the Company, then the terms of this Agreement will apply to the shares of capital stock held by Stockholder immediately following the effectiveness of the events described in clause (i) or Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares of Stockholder hereunder.

            (b) Stockholder hereby agrees to promptly notify the Company and Parent of the number of any new shares of Company Common Stock or other securities of the Company acquired by Stockholder after the date hereof.

            4.5 Acquisition Proposals. Subject to the limitations and covenants on Schedule B hereto,

            (a) Stockholder, shall, and, if applicable, shall cause its subsidiaries, and its and their officers, directors, employees, financial advisors, attorneys, accountants and other advisors, investment bankers, representatives and agents retained by Stockholder or any of its subsidiaries (collectively, "Representatives") to, immediately cease and cause to be terminated immediately all existing activities, discussions and negotiations with any parties conducted heretofore with respect to, or that could reasonably be expected to lead to, any Company Takeover Proposal.

            (b) Stockholder, shall not, nor shall it permit any of its subsidiaries and its and their Representatives to, directly or indirectly (i) solicit, initiate or encourage (including by way of furnishing information) or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes, or would be reasonably likely to lead to, a Company Takeover Proposal, (ii) enter into any agreement, arrangement or understanding with respect to any Company Takeover Proposal or enter into any agreement, arrangement or understanding requiring the Company to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by the Merger Agreement, or (iii) initiate or participate in any way in any discussions or negotiations regarding, or furnish or disclose to any person (other than a party to this Agreement) any information with respect to, or take any other action to facilitate or in furtherance of any inquires or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Company Takeover Proposal.

            (c) Stockholder shall promptly (but in any event within one calendar day) advise Parent in writing of the receipt, directly or indirectly, of any inquiries, requests, discussions, negotiations or proposals relating to a Company Takeover Proposal, or any request for nonpublic information relating to any of the Company Entities by any person that informs Stockholder or its Representatives that such person is considering making, or has made, a Company Takeover Proposal, or an inquiry from a person seeking to have discussions or negotiations relating to a possible Company Takeover Proposal. Such notice shall be made orally and confirmed in writing, and shall indicate the specific terms and conditions thereof and the identity of the other party or parties involved and promptly furnish to Parent a copy of any such written inquiry, request or proposal and copies of any information provided to or by any third party relating thereto. Stockholder agrees that it shall keep Parent fully informed of the status and details (including amendments and proposed amendments) of any such request or information requested of Stockholder, including by providing a copy of all material documentation or correspondence relating thereto.

      5. Standstill. Subject to the limitations and covenants on Schedule B hereto, Stockholder agrees that from the date hereof until the Termination Date (the "Standstill Period"), except with Parent's prior written consent, neither the Stockholder, nor any of its respective representatives or affiliates, will
(a) acquire, or offer, propose or agree to acquire, by purchase or otherwise, any securities of Parent entitled to be voted generally in the election of directors of Parent or any direct or indirect options or other rights to acquire any such securities ("Voting Securities) or (b) participate in or encourage the formation of any partnership, syndicate or other group which owns or seeks or offers to acquire beneficial ownership of any such Voting Securities.

      6. Miscellaneous.

            6.1 Further Assurances. The parties shall execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Each party hereto shall cooperate with the other party hereto, to the extent reasonably requested by such party, to enforce rights and obligations herein provided.

            6.2 Limitation. Subject to the limitations and covenants on Schedule B hereto, Stockholder will retain at all times the right to vote Stockholder's Shares, in Stockholder's sole discretion, on all matters, other than those set forth in Section 4.1, which are at any time or from time to time presented to the Company's stockholders generally.

            6.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

            6.4 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

            6.5 Extension; Waiver. Either Parent, on the one hand, or Stockholder, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement, or (c) waive compliance by the other party with any of the agreements contained in this Agreement. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

            6.6 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and is not intended to confer upon any person other than the parties any rights or remedies.

            6.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of each other party. Any assignment in violation of this
Section 6.7 will be void and of no effect. Subject to the preceding two sentences, this Agreement is binding upon, inures to the benefit of, and is enforceable by, the parties and their respective successors and assigns.

            6.8 Governing Law. This Agreement is to be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

            6.9 Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the state and federal courts of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.

            6.10 Notices. All notices, requests, claims, demands and other communications under this Agreement must be in writing and will be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as is specified by like notice):

      If to Parent:

            CTS Corporation
            905 West Boulevard North
            Elkhart, Indiana 46514
            Telecopy No.:  (574) 294-6151
            Attention: General Counsel

      With a copy (which shall not constitute notice) to:

            Jones Day
            North Point
            901 Lakeside Avenue
            Cleveland, Ohio 44114
            Attention:  Lyle G. Ganske
            Telecopy No.: (216) 579-0212

      If to Stockholder:

            At the address (or Telecopy Number) set forth on the signature pages hereto

      With a copy (which shall not constitute notice) to:

            TMW Enterprises, Inc.
            2120 Austin Avenue
            Rochester Hills, MI 48309
            Attention:  Robert T. Howard
            Telecopy No.: (248) 844-0172

            6.11 Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.

            6.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

            6.13 Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference is to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement. In the event an ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. No provision of this Agreement will be interpreted in favor of, or against any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

            6.14 Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees and expenses.

            6.15 Nonsurvival of Representations and Warranties. None of the representations, warranties, covenants and agreement in this Agreement will survive the Termination Date; except (a) the covenants and agreements contained in Section 4.4, Article 5 and Article 6 each of which will survive for the period set forth in Article 5 and (b) that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement that has occurred prior to the termination of this Agreement.

                           [Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

                                             CTS CORPORATION

                                             By: /s/ Donald K. Schwanz
                                                 -------------------------------
                                                 Name: Donald K. Schwanz
                                                 Title: President and
                                                        Chief Executive Officer

                                             STOCKHOLDER

                                             By:  /s/ Thomas M. Wheeler
                                                  ------------------------------
                                             Name: Thomas M. Wheeler
                                             Title: Trustee, Thomas M. Wheeler
                                                    Trust U/T/D 4/9/86

                                   SCHEDULE A

NAME                                                 NUMBER OF SHARES
----                                                 ----------------
Thomas M. Wheeler, as Trustee of                         881,812
Thomas M. Wheeler Trust U/T/D 4/9/86

                                   SCHEDULE B

      Stockholder is the legal owner of the Shares. However, Stockholder has granted to third parties one or more options to purchase, an aggregate of 97,000 of Stockholder's Shares ("collectively, the "Options"). As of the date of this Agreement, none of the Options have been exercised.

      The Options obligate Stockholder to deliver unencumbered shares of Company Common Stock to the Option holders upon their exercise of the Options. As a result, each of the Option holders may be a beneficial owner of that portion of Stockholder's Shares which are the subject of their applicable Option.

      With respect to Shares covered by the Options, the parties hereto agree that Stockholder may transfer and deliver any Shares subject to an Option upon an Option holder's exercise of such Option, whether before or after the record date for a stockholder's meeting (including any meeting for the same purpose after an adjournment thereof) for the purpose of voting on any subject covered by Section 4.1 of this Agreement (a "Stockholder's Meeting"); provided, however, that to the extent that Stockholder remains the holder of record for any such Shares at such Stockholders' Meeting, Stockholder shall vote such Shares in accordance with the provisions of Section 4.1 of this Agreement.

                                                                       Exhibit 1

                                IRREVOCABLE PROXY

            The undersigned stockholder (the "Stockholder") of SMTEK International, Inc., a Delaware corporation (the "Company") hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of CTS Corporation, an Indiana corporation ("Parent") designated by Parent in writing and each of them (collectively, the "Proxyholders"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Stockholder's Agreement (as defined below), provided, however, that such proxy shall not apply to any shares of capital stock of the Company transferred to third parties as contemplated by Schedule B to the Stockholder's Agreement for which the Stockholder is no longer the holder of record; (ii) any and all other shares of capital stock of the Company with respect to which the undersigned shall become the record or beneficial owner or over which the undersigned shall otherwise exercise voting power after the date hereof, including, without limitation, in the event of a dividend or distribution of capital stock of the Company, or any change in the Company's capital stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, all shares of the Company's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of the Company's capital stock into which or for which any or all of the shares otherwise held by the undersigned may be so changed or exchanged. (The shares of the capital stock of the Company referred in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy shall be terminated in accordance with its terms.

            The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Termination Date (as defined in the Stockholder's Agreement dated as of the date hereof, between Parent and the undersigned (the "Stockholder's Agreement")) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, and in any action taken by the written consent of the stockholders of the Company without a meeting with respect to the following matters and only the following matters:

            (i) in favor of the adoption and approval of the Agreement and Plan of Merger Agreement, dated November 16, 2004, by and among Parent, the Company and Cardinal Acquisition, Inc. (the "Merger Agreement") and the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement, and, to the extent that a vote is solicited in connection with the Stockholder's Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

            (ii) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent to the Closing under the Merger Agreement, against the approval of such action, agreement or proposal; and

            (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the Merger, including, without limitation, any Company Takeover Proposal (as defined in the Merger Agreement) or Superior Proposal (as defined in the Merger Agreement).

            The Proxyholders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 4.1 of the Stockholder's Agreement.

            This proxy will terminate upon the termination of the Stockholder's Agreement in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the stockholders of the Company.

            This proxy is irrevocable, is coupled with an interest, and shall survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

Dated: November 16, 2004

                                           STOCKHOLDER

                                           By: /s/ Thomas M. Wheeler
                                               --------------------------------
                                                    Thomas M. Wheeler
                                                    Trustee, Thomas M. Wheeler
                                                    Trust U/T/D 4/9/86